EXHIBIT 10.1



                                 THIRD AMENDMENT
                                       TO
                                CREDIT AGREEMENT
                                (REVOLVING LOAN)


         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (Revolving Loan) ("AMENDMENT AGREEMENT") is made May 23, 2001 to be effective as of the Effective Date, by and among Cenex Harvest States Cooperatives, a Minnesota cooperative corporation ("BORROWER"), CoBank, ACB ("COBANK") as the Bid Agent and as the Administrative Agent for the benefit of the present and future Syndication Parties (in that capacity "ADMINISTRATIVE AGENT"), Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch ("RABOBANK"), as Co-Lead Arranger, SunTrust Bank ("SUNTRUST") as Co-Lead Arranger, BNP Paribas as Documentation Agent, and the Syndication Parties signatory hereto, including CoBank, Rabobank, SunTrust, and BNP Paribas, in such capacity, (each a "SYNDICATION PARTY" and collectively, the "SYNDICATION PARTIES").

                                    RECITALS

         A. Borrower, CoBank, St. Paul Bank for Cooperatives, and certain of the present Syndication Parties entered into a Credit Agreement (Revolving Loan) (as amended "CREDIT AGREEMENT") dated as of June 1, 1998. The Credit Agreement provided for a 364-Day Facility and a 5-Year Facility.

         B. The Credit Agreement was amended by the First Amendment to Credit Agreement (Revolving Loan) effective as of May 28, 1999 ("FIRST AMENDMENT") and by the Second Amendment to Credit Agreement (Revolving Loan) dated as of May 23, 2000 ("SECOND AMENDMENT").

         C. CoBank, as Administrative Agent, gave written notification ("RENEWAL NOTICE") to those Syndication Parties which had an Individual 364-Day Commitment seeking (i) a renewal of their respective Individual 364-Day Commitments and
(ii) consent to an extension of the 364-Day Maturity Date pursuant to the provisions of Section 16.9 of the Credit Agreement.

         D. Certain of the Syndication Parties have provided the Administrative Agent with written notice of their agreement to continue to maintain Individual 364-Day Commitments, and one or more institutions, which were not Syndication Parties prior to the date hereof, have agreed to become Syndication Parties as indicated on Schedule A hereto and by their execution of this Amendment Agreement and by their execution of a Syndication Adoption Agreement.

         E. The parties hereto desire to amend the Credit Agreement to renew the 364-Day Facility and to make certain other changes to the Credit Agreement as hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, including the mutual promises and agreements contained herein, the parties hereto hereby agree as follows:


1. DEFINITIONS. Capitalized terms used herein without definition shall have the definition given to them in the Credit Agreement if defined therein.

2. RENEWAL OF INDIVIDUAL 364-DAY COMMITMENTS. The Syndication Parties hereby agree to renew or agree to acquire their respective Individual 364-Day Commitments in the amounts set forth beneath their names and signatures on the signature pages hereto and as set forth in Schedule 1 hereto.

3. AMENDMENTS TO CREDIT AGREEMENT. The parties hereto agree that the Credit Agreement shall be amended as follows as of the Effective Date:

         3.1 Subsection 1.11 shall be amended in its entirety to read as follows:

                  1.11 AGGREGATE 364-DAY COMMITMENT: $550,000,000.00, subject to reduction as provided in Section 2.8 hereof.

         3.2 Subsection 1.156 shall be amended in its entirety to read as follows:

                  1.156 364-DAY MATURITY DATE: May 22, 2002.

         3.3 Subsection 5.2.3 is amended in its entirety to read as follows:

                  5.2.3 FEES. Borrower shall pay at the time of issuance or reissuance of each Committed Letter of Credit (a) to the Administrative Agent the Committed Letter of Credit Fee, which the Administrative Agent shall distribute to the Syndication Parties (i) in accordance with their Individual 5-Year Pro Rata Share if the Committed Letter of Credit is issued under the 5-Year Facility, or (ii) in accordance with their Individual 364-Day Pro Rata Share if the Committed Letter of Credit is issued under the 364-Day Facility, in each case as in effect on the date of such issuance or reissuance, and (b) to the Letter of Credit Bank the Issuance Fee for each such Committed Letter of Credit.

         3.4      Section 13.4 is amended in its entirety to read as follows:

                  13.4 SALE OF ASSETS. Borrower shall not (nor shall it permit any of its Restricted Subsidiaries to) sell, convey, assign, lease or otherwise transfer or dispose of, voluntarily, by operation of law or otherwise, any material part of its now owned or hereafter acquired assets during any twelve (12) month period commencing


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


                  June 1, 1998 and each June 1 thereafter through June 30, 2000, and, thereafter, during any twelve (12) month period commencing September 1, 2000 and each September 1 thereafter, except: (a) the sale of inventory, equipment and fixtures disposed of in the ordinary course of business, (b) the sale or other disposition of assets no longer necessary or useful for the conduct of its business, and (c) leases of assets to an entity in which Borrower has at least a fifty-percent (50%) interest in ownership, profits, and governance. For purposes of this Section, "material part" shall mean ten percent (10%) or more of the lesser of the book value or the market value of the assets of Borrower or such Restricted Subsidiary as shown on the balance sheets thereof as of the May 31 or August 31, as applicable, immediately preceding each such twelve (12) month measurement period.

         3.5      Section 13.6 is amended in its entirety to read as follows:

                  13.6 LOANS. Borrower shall not (nor shall it permit any of its Restricted Subsidiaries to) lend or advance money, credit, or property to any Person, except for (a) loans to Restricted Subsidiaries, (b) trade credit extended in the ordinary course of business, (c) loans made by Borrower to its members on open account maintained by such members with Borrower or made by Borrower to its members pursuant to its Affiliate Financing CoBank Participation Program; provided that the aggregate principal amount of all such loans outstanding at any time shall not exceed $150,000,000.00, and (d) loans made by Fin-Ag, Inc. to agricultural producers, provided that (i) the aggregate outstanding principal amount of all such loans at any time shall not exceed $125,000,000.00, (ii) at all times prior to December 1, 2001, the aggregate outstanding principal amount of all such loans retained by Fin-Ag, Inc. shall not exceed $38,000,000.00, and (iii) at all times on and after December 1, 2001, the aggregate outstanding principal amount of all such loans retained by Fin-Ag, Inc. shall not exceed $25,000,000.00.

         3.6 Clauses (f), (h), and (j) of Section 13.8 (and only those clauses), are amended in their entirety to read as follows:

                  (f) Investments made prior to the Closing Date in Persons, which are not Restricted Subsidiaries, identified on Exhibit 13.8(f) hereto;

                  (h) Investments (by Borrower) subsequent to May 31, 1998 and prior to May 23, 2001 in the Persons identified, including the book value of each such Investment, on Exhibit 13.8(h) hereto;

                  (j) Investments, in addition to those permitted by clauses (a) through (i) above, in an aggregate amount not exceeding $91,011,352.00.

         3.7      Section 16.31 is amended in its entirety to read as follows

                  16.31 WITHHOLDING TAXES. Each Syndication Party represents that under the applicable law in effect as of the date it becomes a Syndication Party, it is


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


         entitled to receive any payments to be made to it hereunder without the withholding of any tax and will furnish to the Administrative Agent and to Borrower such forms, certifications, statements and other documents as the Administrative Agent or Borrower may request from time to time to evidence such Syndication Party's exemption from the withholding of any tax imposed by any jurisdiction or to enable the Administrative Agent or Borrower, as the case may be, to comply with any applicable laws or regulations relating thereto. Without limiting the effect of the foregoing, if any Syndication Party is not created or organized under the laws of the United States of America or any state thereof, such Syndication Party will furnish to the Administrative Agent and Borrower IRS Form 4224 or Form 1001, or such other forms, certifications, statements or documents, duly executed and completed by such Syndication Party, as evidence of such Syndication Party's exemption from the withholding of United States tax with respect thereto. Notwithstanding anything herein to the contrary, Borrower shall not be obligated to make any payments hereunder to such Syndication Party until such Syndication Party shall have furnished to the Administrative Agent and Borrower the requested form, certification, statement or document.

         3.8 Subsections 17.4.2 and 17.4.3 are amended in their entirety to read as follows

                          17.4.2 ADMINISTRATIVE AGENT:

                          CoBank, ACB
                          5500 South Quebec Street
                          Greenwood Village, Colorado 80111
                          FAX: (303) 694-5830
                          Attention:  Administrative Agent

                          17.4.3  BID AGENT:

                          CoBank, ACB
                          5500 South Quebec Street
                          Greenwood Village, Colorado 80111
                          FAX: (303) 740-4021
                          Attention:  Bid Agent

         3.9      Section 17.13 is amended in its entirety to read as follows:

                  17.13 CAPITAL REQUIREMENTS. In the event that the introduction of or any change in: (a) any law or regulation; or (b) the judicial, administrative, or other governmental interpretation of any law or regulation; or (c) compliance by any Syndication Party or any corporation controlling any such Syndication Party with any guideline or request from any governmental authority (whether or not having the force of law) has the effect of requiring an increase in the amount of capital required or expected


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


         to be maintained by such Syndication Party or any corporation controlling such Syndication Party, and such Syndication Party certifies that such increase is based in any part upon such Syndication Party's obligations hereunder with respect to the 364-Day Facility and/or the 5-Year Facility, and other similar obligations, Borrower shall pay to such Syndication Party such additional amount as shall be certified by such Syndication Party to the Administrative Agent and to Borrower to be the net present value (discounted at the Base Rate) of
         (a) the amount by which such increase in capital reduces the rate of return on capital which such Syndication Party could have achieved over the period remaining until the 364-Day Maturity Date or the 5-Year Maturity Date, as applicable (depending upon which Facility or Facilities such claim to increase costs is based), but for such introduction or change, (b) multiplied by (i) such Syndication Party's Individual 364-Day Commitment or (ii) such Syndication Party's Individual 5-Year Commitment, as applicable. The Administrative Agent will notify Borrower of any event occurring after the date of this Credit Agreement that will entitle any such Syndication Party to compensation pursuant to this Section as promptly as practicable after it obtains knowledge thereof and of such Syndication Party's determination to request such compensation. The Administrative Agent shall include with such notice, a certificate from such Syndication Party setting forth in reasonable detail the calculation of the amount of such compensation. Determinations by any Syndication Party for purposes of this Section of the effect of any increase in the amount of capital required to be maintained by any such Syndication Party and of the amount of compensation owed to any such Syndication Party under this Section shall be conclusive absent manifest error, provided that such determinations are made on a reasonable basis.

         3.10     Exhibit 1.138 is replaced by Exhibit 1.138 hereto.

         3.11 Schedule 1 is replaced in its entirety by the Schedule 1 attached hereto.

4. BORROWER'S REPRESENTATIONS. Borrower hereby represents and warrants that, after giving effect to this Amendment Agreement and the transactions contemplated hereby, no Potential Default or Event of Default has occurred and is continuing under the Credit Agreement or other Loan Documents.

5. EFFECTIVE DATE. This Amendment Agreement shall become effective on May 23, 2001 ("EFFECTIVE DATE"), so long as on or before that date the Administrative Agent receives (a) an original copy of this Amendment Agreement (or original counterparts thereof) duly executed by each party hereto, (b) a Syndication Adoption Agreement (or original counterparts thereof) duly executed by each party identified on Schedule A hereto, (c) each required new or replacement Promissory Note, (d) a copy of a resolution of Borrower's board of directors, certified to by Borrower's corporate secretary, which authorizes execution of this Amendment Agreement; and (e) payment by wire transfer of (i) the fees described in Section 6 hereof and (ii) reimbursement for each of the costs, expenses described in Section 7 hereof. Upon the satisfaction of all conditions precedent hereto, the Administrative Agent will notify each party hereto in writing and will provide copies of all appropriate documentation in connection herewith.


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


6. UP-FRONT FEE. Borrower agrees to pay to the Administrative Agent, for distribution among the Syndication Parties, the Up-Front Fee calculated in the manner previously disclosed to Borrower by the Administrative Agent, based on Individual 364-Day Commitments as shown on the signature pages hereto.

7. COSTS; EXPENSES AND TAXES. Borrower agrees to reimburse the Administrative Agent on demand for all out-of-pocket costs, expenses and charges (including, without limitation, all fees and charges of external legal counsel for the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment Agreement and any other instruments and documents to be delivered hereunder.

8.       GENERAL PROVISIONS.

         8.1 The Credit Agreement, except as expressly modified herein, shall continue in full force and effect and be binding upon the parties thereto.

         8.2 Borrower agrees to execute such additional documents as the Administrative Agent may require, including, without limitation, new and/or replacement Notes, to carry out or evidence the purposes of this Amendment Agreement.

         8.3 The execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Syndication Party under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, and the Credit Agreement, as expressly modified hereby, and each of the other Loan Documents, are hereby ratified and confirmed and shall continue in full force and effect and be binding upon the parties thereto. Any direct or indirect reference in the Loan Documents to the "Credit Agreement" shall be deemed to be a reference to the Credit Agreement as amended by this Amendment Agreement. Any direct or indirect reference in the Loan Documents to a "Syndication Party" or to the "Syndication Parties" shall be deemed to be a reference to the Syndication Parties shown on Schedule 1 to this Amendment Agreement.

9. GOVERNING LAW. This Amendment Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

10. COUNTERPARTS. This Amendment Agreement may be executed in any number of counterparts and by different parties to this Amendment Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Telefax copies of documents or signature pages bearing original signatures, and executed documents or signature pages delivered by telefax, shall, in each such instance, be deemed to be, and shall constitute and be treated as, an original signed document or counterpart, as applicable.

                    [EXECUTION PAGES BEGIN ON THE NEXT PAGE]


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


         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement (Revolving Loan) to be executed by their duly authorized officers as of the Effective Date.

                                            BORROWER:

                                            CENEX HARVEST STATES COOPERATIVES, a
                                            cooperative corporation formed under
                                            the laws of the State of Minnesota

                                            By: ________________________________
                                            Name:  John Schmitz
                                            Title:  Chief Financial Officer

                                            ADMINISTRATIVE AGENT, AND BID AGENT:

                                            COBANK, ACB

                                            By: ________________________________
                                            Name: Greg E. Somerhalder
                                            Title: Vice President

                                            CO-LEAD ARRANGER:

                                            COOPERATIEVE CENTRALE RAIFFEISEN-
                                            BOERENLEENBANK B.A., "RABOBANK
                                            INTERNATIONAL", NEW YORK BRANCH

                                            By: ________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                            By: ________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                            CO-LEAD ARRANGER:

                                            SUNTRUST BANK

                                            By: ________________________________
                                            Name: ______________________________
                                            Title: _____________________________


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


                                  SYNDICATION PARTIES:

                                  COBANK, ACB



                                  By: __________________________________________
                                  Name: Greg E. Somerhalder
                                  Title: Vice President

                                  Contact Name: Greg E. Somerhalder
                                  Title: Vice President
                                  Address: 5500 So. Quebec Street
                                           Greenwood Village, CO 80111
                                  Phone No.: 303/694-5838
                                  Fax No.: 303/694-5830
                                  Individual 364-Day Commitment: $181,200,000.00 Individual 5-Year Commitment: $61,666,667.00 Payment Instructions:
                                        CoBank, ACB
                                        ABA #:  307088754
                                        Acct. Name:  CoBank, ACB
                                        Account No.:  22274433
                                        Attn:  Marshall Allen
                                        Reference: Cenex Harvest States


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


                                   SYNDICATION PARTIES:

                                   INTESABCI S.p.A., f/k/a BANCA INTESA SpA



                                   By: _________________________________________
                                   Name: _______________________________________
                                   Title: ______________________________________


                                   By: _________________________________________
                                   Name: _______________________________________
                                   Title: ______________________________________


                                   Contact Name:  Anthony Giobbi
                                   Title:  First Vice President
                                   Address:          10 East 53rd Street
                                                     New York, NY  10022
                                   Phone No.: 212/527-8737
                                   Fax No.: 212/527-8777
                                   Individual 364-Day Commitment: $20,000,000.00 Individual 5-Year Commitment: $8,333,333.00 Payment Instructions:
                                         Citibank - New York
                                         ABA# - 021000089
                                         For account of Banc Intesa
                                         Account No.:  36152989
                                         Attn:  M. Greene
                                         Ref: Cenex Harvest States Cooperatives


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


                                   SYNDICATION PARTIES:

                                   CREDIT AGRICOLE INDOSUEZ



                                   By: __________________________________
                                   Name:
                                   Title:


                                   By: __________________________________
                                   Name:
                                   Title:


                                   Contact Name:  Theodore D. Tice
                                   Title:  Vice President
                                   Address:          55 E. Monroe Street
                                                     Chicago, IL  60603-5702
                                   Phone No.: 312/917-7463
                                   Fax No.: 312/372-3455
                                   Individual 364-Day Commitment: $35,000,000.00 Individual 5-Year Commitment: $16,666,667.00 Payment Instructions:
                                         Citibank - New York, New York
                                         ABA# - 021-000-089
                                         Acct. Name:  Credit Agricole Indoseuz
                                           Chgo Branch
                                         Account No.:  36023853
                                         Swift Code:  CITIUS33
                                         Ref: Cenex Harvest States


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


                                   SYNDICATION PARTIES:

                                   SUNTRUST BANK



                                   By: _________________________________________
                                   Name: _______________________________________
                                   Title: Director


                                   By: _________________________________________
                                   Name: _______________________________________
                                   Title: Director


                                   Contact Name:  Kurt Morris
                                   Title: Director
                                   Address:          303 Peachtree Street N.E.
                                                     Third Floor
                                                     Atlanta, GA  30308
                                   Phone No.: 404/532-0232
                                   Fax No.: 404/658-4807
                                   Individual 364-Day Commitment: $47,200,000.00 Individual 5-Year Commitment: $8,333,333.00 Payment Instructions:
                                         SunTrust Bank
                                         ABA# - 061000104
                                         Acct. Name:  Corporate Banking
                                           Operations General Ledger Account
                                         Account No.:  9088000112
                                         Ref: Cenex Harvest States Cooperatives


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


                               SYNDICATION PARTIES:

                               BNP PARIBAS


                               By: _____________________________________________
                               Name:  Guillaume de la Ville
                               Title:  Vice President


                               By: _____________________________________________
                               Name: Marcie Weiss
                               Title:  Managing Director

                               Contact Name:  Guillaume de la Ville
                               Title: Vice President
                               Address:          919 Third Avenue
                                                 New York, NY 10022
                               Phone No.: 212/841-2067
                               Fax No.: 212/841-2536
                               Individual 364-Day Commitment: $47,200,000.00 Individual 5-Year Commitment: $13,333,333.00 Payment Instructions:
                                     BNP Paribas - New York
                                     ABA# - 026-007-689
                                     Acct. Name: Loan Servicing Clearing Account
                                     Account No.:  1 03 13 000 103
                                     Reference: Cenex Harvest States
                               Operations Contact:
                                     Pedro Rivera
                                     Phone:  212/471-6631
                                     Fax:  212/471-6695


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


                                 SYNDICATION PARTIES:

                                 COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
                                 B.A., "RABOBANK INTERNATIONAL", NEW YORK BRANCH



                                 By: ___________________________________________
                                 Name:
                                 Title:


                                 By: ___________________________________________
                                 Name:
                                 Title:


                                 Contact Name:  Tom Kelly
                                 Title:  Vice President
                                 Address:          300 South Wacker Drive
                                                   Suite 3500
                                                   Chicago, IL  60606-6610
                                 Phone No.: 312/408-8222
                                 Fax No.: 312/408-8240
                                 Individual 364-Day Commitment: $47,200,000.00 Individual 5-Year Commitment: $13,333,333.00 Payment Instructions:
                                       The Bank of New York
                                        (New York, NY  10167)
                                       ABA# - 021 000 018
                                       Acct. Name:  Rabobank Nederland
                                       Account No.:  802 6002 533
                                       Attn:  Clemencia Stewart
                                       Ref: Cenex Harvest States


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


                                   SYNDICATION PARTIES:

                                   THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                   CHICAGO BRANCH



                                   By: _________________________________________
                                   Name: Patrick McCue
                                   Title:  Vice President & Manager


                                   Contact Name:  Patrick McCue
                                   Title:  Vice President & Manager
                                   Address: 601 Carlson Parkway, Suite 370 Minnetonka, MN 55305
                                   Phone No.: 952/473-5090
                                   Fax No.: 952/473-5152

                                   Loan Administration Contact Name:
                                   Janice Hennig
                                   Address:       227 West Monroe Street
                                                  Suite 2300
                                                  Chicago, Illinois 60606
                                   Phone No.:  312/696-4710
                                   Fax No.:    312/696-4532

                                   Individual 364-Day Commitment: $20,000,000.00 Individual 5-Year Commitment: $8,333,333.00 Payment Instructions:
                                         The Federal Reserve Bank of Chicago
                                         ABA# - 071002341
                                         Acct. Name:  The Bank of Tokyo-
                                          Mitsubishi, Ltd.
                                         Attention: Loan Administration
                                         Ref: Cenex Harvest States Cooperatives


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


                                   SYNDICATION PARTIES:

                                   CREDIT LYONNAIS CHICAGO BRANCH



                                   By: _________________________________________
                                   Name: Julie T. Kanak
                                   Title: Vice President


                                   Contact Name:
                                   Title:
                                   Address: 227 W. Monroe Street
                                            Suite 3800
                                            Chicago, IL 60606

                                   Phone No.: 312/220-7302
                                   Fax No.: 312/641-0527
                                   Individual 364-Day Commitment: $35,000,000.00 Individual 5-Year Commitment: $0.00
                                   Payment Instructions:
                                         Credit Lyonnais New York
                                         ABA# - 0260-0807-3
                                         A/C #: 01.00688.0001.00
                                         Acct. Name:
                                           Attention:
                                         Ref:


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


                                   SYNDICATION PARTIES:

                                   WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                   f/k/a NORWEST BANK MINNESOTA, N.A.



                                   By: _________________________________________
                                   Name: _______________________________________
                                   Title: ______________________________________


                                   By: _________________________________________
                                   Name: _______________________________________
                                   Title: ______________________________________


                                   Contact Name: Allison Gelfman
                                   Title: Vice President
                                   Address:          Sixth and Marquette
                                                     MAC-N9305-031
                                                     Minneapolis, MN  55479-0085
                                   Phone No.: 612/316-1402
                                   Fax No.: 612/667-2276
                                   Individual 364-Day Commitment: $20,000,000.00 Individual 5-Year Commitment: $8,333,333.00 Payment Instructions:
                                         Wells Fargo Bank National Association
                                         ABA# - 091000019
                                         Acct. Name:  Commercial Loan Clearing
                                            Account
                                         Account No.:  840165
                                         Ref: Cenex Harvest States


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


                                    SYNDICATION PARTIES:

                                    DG BANK DEUTSCHE GENOSSENSCHAFTSBANK, AG,
                                    CAYMAN ISLAND BRANCH



                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title:  ____________________________________


                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title:  ____________________________________


                                    Contact Name: Mark Connelly
                                    Title: Vice President
                                    Address:          609 Fifth Avenue
                                                      New York, NY  10017
                                    Phone No.: 212/745-1560
                                    Fax No.: 212/745-1556
                                    Individual 364-Day Commitment: $0.00
                                    Individual 5-Year Commitment: $13,333,333.00
                                    Payment Instructions:
                                          (1) CHIPS Payments:
                                              Bank of New York
                                                for Account of DG Bank, NY
                                              Account No. 8900433876
                                              Ref: Cenex Harvest States

                                          (2) Federal Reserve Payments:
                                              Bank of New York
                                              ABA #021000018
                                              Account Name:  DG Bank, NY
                                              Account No. 8900433876
                                              Ref: Cenex Harvest States


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


                                 SYNDICATION PARTIES:

                                 U.S. BANK NATIONAL ASSOCIATION



                                 By: ___________________________________________
                                 Name: _________________________________________
                                 Title: ________________________________________

                                 Contact Name:  Kathi L. Hatch
                                 Title:  Commercial Banking Associate
                                 Address:          %U.S. Bancorp Ag Credit, Inc.
                                                   950 17th Street, #330
                                                   Denver, CO 80202
                                 Phone No.: 303/585-4926
                                 Fax No.: 303/585-4732
                                 Individual 364-Day Commitment: $20,000,000.00 Individual 5-Year Commitment: $8,333,333.00 Payment Instructions:
                                       U.S. Bank National Association
                                       St. Paul, MN
                                       ABA# - 091000022
                                       Acct. Name:  U.S. Bancorp Ag Credit, Inc.
                                       Account No.:  160234431437
                                       Attn:
                                       Ref: Cenex Harvest States Cooperatives


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


                            SYNDICATION PARTIES:

                            AGFIRST, FCB



                            By: ________________________________________________
                            Name:  Bruce B. Fortner
                            Title:  Vice President


                            Contact Name:  Bruce B. Fortner
                            Title:  Vice President
                            Address: 1401 Hampton Street, P.O. Box 1499 Columbia, SC 29201
                            Phone No.:  803/799-5000 x457
                            Fax No.:  803/254-4219
                            Individual 364-Day Commitment: $47,200,000.00 Individual 5-Year Commitment: $8,333,333.00
                            Payment Instructions:
                                  AgFirst Farm Credit Bank
                                  ABA# - 053905974
                                  Acct. Name: AgFirst FCB
                                  Account No.:  N/A
                                  Attn: N/A
                                  Ref: Cenex Harvest States Coop

                                   SYNDICATION PARTIES:


                                   NATEXIS BANQUES POPULAIRES, NEW YORK BRANCH, f/k/a NATEXIS BANQUE



                                   By: _________________________________________
                                   Name:  Cliff A. Niebling
                                   Title:  Vice President, Commodities Group


                                   Contact Name:  Cliff A. Niebling
                                   Title:  Vice President, Commodities Group
                                   Address: 1251 Avenue of the Americas New York, NY 10020
                                   Phone No.:  212/872-5133
                                   Fax No.:  212/872-5162
                                   Individual 364-Day Commitment: $30,000,000.00 Individual 5-Year Commitment: $0.00
                                   Payment Instructions:
                                         Chase Manhattan Bank, NY, NY
                                         ABA# - 021-000-021
                                         Acct. Name: Natexis Banques Populaires,
                                   New York Branch
                                         Account No.:  544-7-75330
                                         Attn: Lordes Nieves
                                         Ref: Cenex Harvest States Cooperatives

                              SYNDICATION PARTIES:

                                    BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                    ASSOCIATION



                                    By: ________________________________________
                                    Name: Edward L. Cooper, III
                                    Title: Vice President


                                    Contact Name: Edward L. Cooper, III
                                    Title: Vice President
                                    Address:          231 South La Salle Street
                                                      Chicago, IL  60697
                                    Phone No.: 312/828-1273
                                    Fax No.: 312/828-1974
                                    Individual 364-Day Commitment: $0.00
                                    Individual 5-Year Commitment: $31,666,667.00
                                    Payment Instructions:
                                          Bank of America National Trust and
                                            Savings Association
                                          ABA - 071000039
                                          Acct. Name:  Attention: Cash Book 418
                                            Loan Department
                                            Attention:  Laura A. Ikens
                                          Ref: Cenex Harvest States Cooperatives


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